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                               EXHIBIT 10(A)(I)
                  CONSENT OF SNYDER, CAMP, STEWART & CO., LLP


INDEPENDENT AUDITORS' CONSENT



We consent to the inclusion in this Registration Statement on Form SB-1 of our report dated September 9, 1996 on our examination of the financial statements of Peoples Bancorp, Inc. as of and for the period ended August 31, 1996. We also consent to the reference to our firm under the heading "Experts" in the prospectus.


                         /s/  SNYDER, CAMP, STEWART & CO., LLP
                         -------------------------------------

Norcross, Georgia
November 6, 1996